SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act

July 20, 2012

Date of Report (Date of Earliest Event Reported)

Iron Eagle Group, Inc.

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(Exact name of registrant as specified in its charter)

Delaware	0-22965	27-1922514
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

61 West 62nd Street, Suite 23F
New York, New York	10023
(Address of principal executive offices)	(Zip Code)

(888) 481-4445

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(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In connection with the preparation of the consolidated financial statements of the Company for the year ended December 31, 2011, management has discovered an accounting error that impacts the accuracy of the Company’s previously issued unaudited 2011 interim consolidated financial statements for the quarterly periods ended March 31, 2011, June 30, 2011 and September 30, 2011 (collectively, the “2011 Interim Consolidated Financial Statements”), which 2011 Interim Consolidated Financial Statements were contained in the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2011, June 30, 2011 and September 30, 2011 (collectively, the “2011 Quarterly Reports”). The June 30, 2011 and March 31, 2011 interim consolidated statement of operations represent the interim consolidated statement of operations as originally reported adjusted for the error noted in the following paragraph only and not for the discontinued operations which occurred on September 23, 2011.

On July 20, 2012, the Company’s management with the concurrence of the audit committee of the Company’s board of directors concluded that the 2011 Interim Consolidated Financial Statements should no longer be relied upon.  The Company has determined that it has incorrectly excluded compensation expense during the first quarter of 2011.  As such the quarterly information for the three months ended September 30, 2011 and June 30, 2011 was not affected.

Management did disclose that arrangements were waived, but has determined that compensation expense should have been recorded in the quarterly period ended March 31, 2011 with the offset to additional paid in capital totaling $615,250.  Note that this error did not impact total assets, total liabilities or total stockholders’ deficit. This correction was based on the circumstances that the Company had contractual agreements with certain shareholders, and officers or director for which compensation related to the period January 1, 2011 to March 31, 2011 were subsequently waived and therefore we erroneously excluded the expense as filed in our interim consolidated financial statement for quarterly period ended March 31, 2011.  We have now determined that the compensation expense for these individuals should have been recorded with the offset as a contribution to capital.

This Current Report on Form 8-K contains statements that are “forward-looking statements” as defined under the Private Securities Litigation Reform Act of 1995. Forward-looking statements represent the Company’s estimates and assumptions only as of the date of this Form 8-K. These forward-looking statements include statements regarding the qualitative and quantitative effects of the accounting errors, the periods involved, the nature of the Company’s review and any anticipated conclusions of the Company or its management and other statements that are not historical facts. The Company’s actual results may differ materially from the results described in or anticipated by these forward-looking statements due to certain risks and uncertainties. These factors include, but are not limited to, those described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K, dated August 23, 2011 (as filed with the Securities and Exchange Commission) and in documents subsequently filed by the Company with the Securities and Exchange Commission from time to time. These potential risks and uncertainties include, among other things, the outcome and results of the Company’s review, the risk that the final conclusion of the review could result in a determination that the effect of the issues under review are materially greater or lesser than the Company currently believes to be the case, the risk that these matters could adversely affect the Company’s ability to make timely filings with the Securities and Exchange Commission, additional issues that may arise in connection with the ongoing review, risks of damage to the Company’s business and reputation arising from these matters, potential claims or proceedings relating to such matters, including stockholder, employee and customer litigation and/or claims and action by the SEC and/or other governmental agencies, and the additional risk factors described in the Company’s filings with the Securities and Exchange Commission. The Company expressly disclaims any duty to provide updates to any forward-looking statements made in this Current Report on Form 8-K, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Iron Eagle Group, Inc.

By:      /s/ Jason M. Shapiro

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         Jason M. Shapiro

         Chief Financial Officer

Dated:  July 31, 2012